SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO ADVANTAGE ALLOCATION FUNDS
WELLS FARGO ADVANTAGE COREBUILDER SHARES

WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

WELLS FARGO ADVANTAGE INCOME FUNDS

WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUNDS

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

  WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

WELLS FARGO ADVANTAGE SMALL TO MID CAP STOCK FUNDS

WELLS FARGO ADVANTAGE  SPECIALTY FUNDS

WELLS FARGO ADVANTAGE  VARIABLE TRUST FUNDS

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS

  (Each a “Fund”, together the “Funds”)

In the SAI section entitled “Permitted Investment Activities and Certain Associated Risks”, under “Loans of Portfolio Securities”, references to “Wells Fargo Securities Lending Cash Investments, LLC” are hereby changed to “Securities Lending Cash Investments, LLC”.

Additionally, the following disclosure is added to this section:

            The ownership interests of the Funds in the Cash Collateral Fund are not insured by the FDIC, and are not deposits, obligations of, or endorsed or guaranteed in any way by, Wells Fargo Bank or any banking entity.  Any losses in the Cash Collateral Fund will be borne solely by the Cash Collateral Fund and not by Wells Fargo Bank or its affiliates.

November 19, 2014